QUARTERLY REPORT
                                 JUNE 30, 2003

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                 August 19, 2003

Dear Fellow Shareholders:

  The second quarter saw all of the major indices expand at a rapid clip. The Standard & Poor's 500 advanced 15.4% in the second quarter, while the NASDAQ and the Russell 2000 advanced 21.0% and 23.4%, respectively. The FMI Focus Fund had a very strong 24.2% gain during the second quarter. The factors that contributed most to the second quarter advance include improving second quarter profits, a better quality of earnings than has been true for the last couple of years; a stronger - though not robust - economic recovery that seems to be unfolding; the abatement of war fears; continued interest rate reductions by the Fed and the $350 billion tax cut package from Washington.

  While we believe an economic recovery is underway, as witnessed by the 2.4% increase in second quarter GDP, that recovery is not evenly spread across the board. Manufacturing continues to suffer through a 36-month decline, with record layoffs. And while the securities markets, by most measures, do not represent cheap valuations, when one looks at the market in aggregate, there are many attractively priced individual securities, a few of which Rick and Glenn detail in their portfolio manager letter. This environment should be an excellent one for individual stock selection, which we feel is the strong suit of the FMI Focus Fund portfolio team.

  As always, we thank you for your support of the FMI Focus Fund, and look forward to many more years of continued investment success with all of you.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

          THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
             ITS INCEPTION (12/16/96) TO 6/30/03 AS COMPARED TO THE
                   STANDARD & POOR'S 500 AND THE RUSSELL 2000

      Date         FMI Focus Fund      Standard & Poor's 500     Russell 2000
      ----         --------------      ---------------------     ------------
     12/16/96          $10,000                $10,000               $10,000
     12/31/96          $10,245                $10,280               $10,350
      3/31/97          $10,736                $10,549                $9,815
      6/30/97          $12,709                $12,390               $11,406
      9/30/97          $16,796                $13,333               $13,103
     12/31/97          $17,391                $13,712               $12,664
      3/31/98          $19,876                $15,626               $13,938
      6/30/98          $19,687                $16,145               $13,289
      9/30/98          $17,838                $14,553               $10,611
     12/31/98          $23,561                $17,654               $12,342
      3/31/99          $22,826                $18,533               $11,673
      6/30/99          $27,450                $19,840               $13,488
      9/30/99          $26,372                $18,599               $12,634
     12/31/99          $36,309                $21,367               $14,965
      3/31/00          $46,693                $21,858               $16,025
      6/30/00          $47,926                $21,277               $15,419
      9/30/00          $50,634                $21,071               $15,590
     12/31/00          $44,803                $19,424               $14,513
      3/31/01          $40,107                $17,121               $13,568
      6/30/01          $45,270                $18,123               $15,507
      9/30/01          $35,815                $15,463               $12,283
     12/31/01          $45,939                $17,116               $14,874
      3/31/02          $48,707                $17,163               $15,466
      6/30/02          $42,035                $14,863               $14,174
      9/30/02          $32,363                $12,295               $11,141
     12/31/02          $35,721                $13,332               $11,827
      3/31/03          $33,933                $12,912               $11,296
      6/30/03          $42,160                $14,901               $13,942

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/03

                                                Annualized          Annualized
                                        Total        Total   Total Return*<F1>
                          Total   Return*<F1>  Return*<F1>     Through 6/30/03
                    Return*<F1>       For the    For the 5           From Fund
                         Last 3    Year Ended  Years Ended           Inception
                         Months       6/30/03      6/30/03            12/16/96
                         ------       -------      -------            --------
FMI Focus Fund           24.24%         0.30%       16.45%              24.62%
Standard & Poor's 500    15.40%         0.25%       -1.61%               6.29%
Russell 2000             23.42%        -1.64%        0.97%               5.22%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                 August 18, 2003

Dear Fellow Shareholders:

  The "Rays of Sunshine, Glimmers of Hope" title of last quarter's shareholder letter seems to be playing out. The economy is showing clear signs of improvement. While the employment picture is still difficult, firms typically don't hire until an upturn is already in place. Temporary help, which is a leading indicator, is picking up and that makes sense. Early in an economic recovery, companies are too cautious to hire full-time employees, so they meet the initial increase in demand by hiring temps. We have seen this in our holdings of Manpower (MAN) and Kforce (KFRC).

  Given our view that the economy is in fact strengthening, we are very comfortable with our large positions in cyclically oriented companies. We include technology in that camp due to the discretionary aspect of many technology-related capital spending decisions.

  Having stated our belief that the economy is getting better and that we are invested accordingly, we are not getting carried away with that theme. As we covered in our previous letter, emerging China and relatively high energy prices are likely to temper the strength of our recovery. Unlike previous economic recoveries, where one could purchase economically sensitive stocks with impunity at this point in the cycle, this time one must be much more selective. The cyclical and technology companies we own have strong niches and we are certainly trying to avoid companies vulnerable to Chinese and Indian low-cost producers and service-providers.

  Last quarter we wrote about our "wrecked tech" strategy (see www.fiduciarymgt.com). While there have certainly been some "clunkers," by and large this strategy is proving to be very effective, providing much of the performance boost this quarter. We have not made many portfolio changes this past quarter and feel we are well positioned for the balance of the year. We have taken some profits, and raised some cash going into the fall. This is often an opportune time to pick up some bargains during the typical September and October market sell-off.

THANK YOU JOS. A. BANK CLOTHIERS!

  In my twenty-two years in this business, I don't think I have ever had a better investment. Indeed, the following story constitutes the investment "holy grail;" finding the undiscovered and under-followed growth stock. I'll never forget that early spring day when I "accidentally" walked into a Jos. A. Bank store in Milwaukee. I was killing time between my daughter's soccer games. I remember being amazed at the great merchandise, even more amazing low prices, and the excellent layout of the store itself. The service was right out of the old fashion haberdashery. They actually considered me a "prospective client" and waited on me hand and foot. But what was most amazing was how cheap the stock was.

  I remember calling Glenn at the office to find out where the stock was - under $4.00 per share. By Glenn's back-of-the-envelope financial analysis, he thought they had $1.00 per share in earnings power, roughly 2-1/2 times cash flow. So, I went back into the store and engaged the store manager. Convinced we had a "hot one," I proceeded back to the office by way of the last soccer game to lob a call in to the CEO, Robert Wildrick, and CFO, David Ullman. It was a Saturday, so of course I reached their voicemail, but I was really anxious to set up a meeting at their headquarters in Baltimore. Shortly after, we were there confirming all of the work we had done. We started buying the stock and at one point owned nearly six-percent of the company. The stock is now in the mid-forties.

  We have been reducing our position, not because we have lost faith in their expansion plan, quite the contrary. I have never been more confident in their execution capabilities and the fact that they are so well positioned between Men's Wearhouse below them, and Brooks Brothers above them. They are absolutely annihilating their principle competition - the department stores. Whyo Better service, better selection, and better merchandise at lower prices, as well as convenience and consistency. You know what to expect when you walk into their stores.

  So why lighten up nowo Because, of our valuation discipline. We are also patient. If the stock comes back in, we are likely to buy it back. For now, thank you Bob and Dave and the whole Jos. A. Bank's team!

UNOVA

  UNOVA is an industrial technology company that is making a name for itself this year in the stock market even though its divisions have had some well-known franchises for quite some time. We were/are attracted to its Intermec business (60% of revenue), a leader in the automated identification and data capture
(AIDC) industry. AIDC solutions can dramatically improve the supply chain and working capital efficiency, thus it is our belief that spending on this type of technology should grow faster than the overall market during an economic recovery. Evidence of the opportunity came in June when Wal-Mart's CIO Linda Dillman announced that the retailer has set a January 2005 deadline for its top 100 suppliers to begin using radio frequency identification (RFID) for some applications. Wal-Mart is focusing its efforts on implementing RFID at the supply chain level, in warehouse management and distribution applications (markets where Intermec technology are well-positioned to address based on its product portfolio and solutions expertise). The eventual implementation by this retail giant is likely to increase the awareness of this growing industry. At the end of May, we drove to Cedar Rapids, Iowa in order to meet with some of Intermec's RF Engineers and management. This was a learning experience as well as an assessment of the people and products. Needless to say, we were impressed.

  In our opinion, what gave us the opportunity to buy the stock in the single digits is the 40% of the company that nobody cares about, namely Industrial Automation Systems (which includes Lamb Technicon, Cincinnati Machine and Landis Gardner). This business is driven by machine tool consumption. Total U.S. Machine Tool Consumption is down 25% from 2002, and 2002 was down almost 50% from 2000 (the last year before the start of the manufacturing recession). However, recent news in April of a competitor closing as a result of bankruptcy leaves Cincinnati Machine as the only supplier of composite machining technology for large structural aircraft components. The most visible opportunity today is in the Joint Strike Fighter which includes 48 major structural components of composite materials and much of its wings, skin, and tail will be composites. Also, during the most recent quarter the company announced its first significant installation for a foreign OEM, Hyundai Motor Manufacturing in Alabama. UNOVA'S Lamb Technicon will build the head and block transfer lines, Lamb Assembly will build the initial test and assembly systems and Landis will build the precision grinding systems.

  When we first started buying the stock, the market ascribed negative value to this division and we figured it was worth $200 million due to the company's aggressive cost containment and high market share. The approximately $210 million of debt on the balance sheet is almost fully offset with cash at roughly $200 million. Although the stock has more than doubled this year, it could move higher if the company could successfully sell or spin off the industrial automation division, leaving a pure play in Intermec. Finally, the management team led by CEO and Chairman Larry D. Brady has done a great job of positioning the company during a grueling downturn and is focused on value creation.

  As is our tradition, we close by thanking you, our loyal shareholders. These past few years have been amazingly volatile, but the commitment you have shown is paying off! Again, thanks for hanging in there and enjoy the balance of the summer.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2003 (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                                          VALUE (B)<F3>
 ---------                                                        -------------
LONG-TERM INVESTMENTS -- 90.4% (A)<F2>
COMMON STOCKS -- 85.6% (A)<F2>

CONSUMER DISCRETIONARY SECTOR -- 17.9%
--------------------------------------
               LEISURE -- 2.1%
    475,000    Northwest Airlines Corp.                           $  5,277,250
    483,200    Royal Caribbean Cruises Ltd.                         11,190,912
                                                                  ------------
                                                                    16,468,162

               MEDIA -- 9.1%
    298,900    Emmis Communications Corp.                            6,913,557
    489,200    Hearst-Argyle Television, Inc.                       12,670,280
  1,225,052    Liberty Media Corp.                                  14,161,601
    636,400    Mediacom Communications Corp.                         6,198,536
  1,850,000    PRIMEDIA Inc.                                         5,642,500
    100,000    Radio One, Inc. CL D                                  1,773,000
  1,133,100    Young Broadcasting Inc.                              23,885,748
                                                                  ------------
                                                                    71,245,222

               SPECIALTY RETAIL -- 6.7%
    200,900    AnnTaylor Stores Corp.                                5,816,055
    317,300    Jos. A. Bank Clothiers, Inc.                         10,642,242
    504,900    Polo Ralph Lauren Corp.                              13,021,371
  1,334,100    The Sports Authority, Inc.                           14,274,870
    206,600    Zale Corp.                                            8,264,000
                                                                  ------------
                                                                    52,018,538

CONSUMER STAPLES SECTOR -- 3.5%
-------------------------------
               FOOD & DRUG RETAILING -- 3.5%
    301,700    International Multifoods Corp.                        6,911,947
    300,000    Sensient Technologies Corp.                           6,897,000
    492,400    SUPERVALU INC.                                       10,497,968
    261,700    Wild Oats Markets, Inc.                               2,878,700
                                                                  ------------
                                                                    27,185,615

ENERGY SECTOR -- 5.2%
---------------------
               OIL & GAS EQUIPMENT & SERVICES -- 5.2%
    593,700    Grant Prideco, Inc.                                   6,975,975
    346,000    Hanover Compressor Co.                                3,909,800
    401,000    National-Oilwell, Inc.                                8,822,000
    716,150    Pride International, Inc.                            13,477,943
    259,300    Transocean Inc.                                       5,696,821
    160,600    Willbros Group, Inc.                                  1,668,634
                                                                  ------------
                                                                    40,551,173

FINANCIALS SECTOR -- 9.1%
-------------------------
               BANKS -- 3.0%
    343,200    Allegiant Bancorp, Inc.                               6,932,640
    267,550    Associated Banc-Corp                                  9,795,005
     36,200    Blackhawk Bancorp, Inc.                                 416,300
    213,500    First Federal Capital Corp.                           4,223,030
    131,100    Midwest Banc Holdings, Inc.                           2,545,962
                                                                  ------------
                                                                    23,912,937

               INSURANCE -- 6.1%
    101,800    IPC Holdings, Ltd.                                    3,411,318
    225,000    MGIC Investment Corp.                                10,494,000
    299,500    PartnerRe Ltd.                                       15,307,445
    262,200    Platinum Underwriters
                 Holdings, Ltd.                                      7,116,108
    343,300    Reinsurance Group of
                 America, Inc.                                      11,019,930
                                                                  ------------
                                                                    47,348,801

HEALTHCARE SECTOR -- 6.0%
-------------------------
               EQUIPMENT & SUPPLIES -- 6.0%
    332,000    Bausch & Lomb Inc.                                   12,450,000
    342,200    Charles River Laboratories
                 International, Inc.                                11,011,996
    260,400    Henry Schein, Inc.                                   13,673,604
    189,200    Millipore Corp.                                       8,394,804
     51,000    Molecular Devices Corp.                                 810,900
                                                                  ------------
                                                                    46,341,304

INDUSTRIALS SECTOR -- 15.7%
---------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 5.1%
    843,500    Casella Waste Systems, Inc.                           7,515,585
    334,000    Information Holdings Inc.                             6,095,500
    167,800    MasTec, Inc.                                            966,528
    400,300    ProQuest Co.                                         10,327,740
    638,800    Republic Services, Inc.                              14,481,596
                                                                  ------------
                                                                    39,386,949

               ELECTRICAL EQUIPMENT & MACHINERY -- 10.6%
    434,600    Airgas, Inc.                                          7,279,550
    210,500    A.O. Smith Corp.                                      5,925,575
     16,200    Briggs & Stratton Corp.                                 818,100
    664,700    CIRCOR International, Inc.                           11,851,601
    120,000    Flowserve Corp.                                       2,360,400
    315,400    Kennametal Inc.                                      10,673,136
    396,800    Regal-Beloit Corp.                                    7,578,880
    242,600    Robbins & Myers, Inc.                                 4,488,100
    775,000    Rockwell Automation Inc.                             18,476,000
    438,500    Snap-on Inc.                                         12,729,655
    200,000    Tower Automotive, Inc.                                  732,000
                                                                  ------------
                                                                    82,912,997

INFORMATION TECHNOLOGY SECTOR -- 23.0%
--------------------------------------
               COMMUNICATIONS EQUIPMENT -- 5.5%
    200,000    Advanced Fibre
                 Communications, Inc.                                3,276,000
  1,378,700    Extreme Networks, Inc.                                7,259,269
    546,700    Tekelec                                               6,155,842
    189,000    TESSCO Technologies Inc.                              1,304,100
    254,600    Tollgrade Communications, Inc.                        4,750,836
    743,400    Ulticom, Inc.                                         7,084,602
  1,125,800    UNOVA, Inc.                                          12,496,380
                                                                  ------------
                                                                    42,327,029

               CONSULTING & SERVICES -- 4.4%
    221,500    Fiserv, Inc.                                          7,898,690
    805,800    Ingram Micro Inc.                                     8,863,800
    697,000    Keane, Inc.                                           9,500,110
    887,300    Kforce Inc.                                           4,312,278
    365,000    Titan Corp.                                           3,755,850
                                                                  ------------
                                                                    34,330,728

               SEMICONDUCTOR EQUIPMENT
                 & PRODUCTS -- 8.4%
    200,000    Altera Corp.                                          3,286,000
    289,200    Anaren, Inc.                                          2,753,184
    754,600    Asyst Technologies, Inc.                              5,063,366
  2,207,500    Conexant Systems, Inc.                                9,249,425
    365,800    Entegris Inc.                                         4,934,642
    410,500    Exar Corp.                                            6,403,800
    645,300    KEMET Corp.                                           6,517,530
    707,300    Metron Technology N.V.                                1,732,885
    735,833    Mindspeed Technologies Inc.                           1,986,749
    440,300    MKS Instruments, Inc.                                 8,026,669
    561,700    Mykrolis Corp.                                        5,701,255
    375,265    Skyworks Solutions, Inc.                              2,540,544
    556,124    Vishay Intertechnology, Inc.                          7,340,837
                                                                  ------------
                                                                    65,536,886

               SOFTWARE -- 4.7%
  1,526,000    Aspen Technology, Inc.                                7,233,240
    151,700    CSG Systems International, Inc.                       2,152,623
    149,000    Documentum, Inc.                                      2,918,910
    934,400    E.piphany, Inc.                                       4,774,784
    575,700    J.D. Edwards & Co.                                    8,238,267
    311,700    JDA Software Group, Inc.                              3,456,753
  2,090,000    Parametric Technology Corp.                           6,311,800
    444,900    Wind River Systems, Inc.                              1,695,069
                                                                  ------------
                                                                    36,781,446

MATERIALS SECTOR -- 5.1%
------------------------
               CHEMICALS -- 1.8%
    206,300    Georgia Gulf Corp.                                    4,084,740
    840,550    Intertape Polymer Group Inc.                          5,001,273
  1,106,300    PolyOne Corp.                                         4,923,035
                                                                  ------------
                                                                    14,009,048

               PAPER & FOREST PRODUCTS -- 3.3%
    784,800    Kadant Inc.                                          14,715,000
    586,400    Smurfit-Stone Container Corp.                         7,629,064
    299,600    Wausau-Mosinee Paper Corp.                            3,355,520
                                                                  ------------
                                                                    25,699,584

TELECOMMUNICATION SECTOR -- 0.1%
--------------------------------
               WIRELESS SERVICES -- 0.1%
    470,000    Alamosa Holdings, Inc.                                  714,400
     75,000    Triton PCS Holdings, Inc.                               378,750
                                                                  ------------
                                                                     1,093,150
                                                                  ------------
                   Total common stocks                             667,149,569

MUTUAL FUNDS -- 4.8% (A)<F2>
    281,900    iShares S&P SmallCap
                 600 Index Fund                                     30,910,335
    214,400    Nasdaq-100 (UIT) Index
                 Tracking Stock                                      6,421,280
                                                                  ------------
                   Total mutual funds                               37,331,615
                                                                  ------------
                   Total long-term investments                     704,481,184

SHORT-TERM INVESTMENTS -- 8.3% (A)<F2>

               COMMERCIAL PAPER -- 5.4%
$36,500,000    Galaxy Funding, Inc.,
                 0.95% - 1.00%, due 07/01/03 -
                 07/10/03                                           36,496,192
  5,500,000    Transamerica Asset Funding Corp.,
                 1.02%, due 07/08/03                                 5,498,909
                                                                  ------------
                   Total commercial paper                           41,995,101

               VARIABLE RATE DEMAND NOTE -- 2.9%
 23,045,495    U.S. Bank, N.A.                                      23,045,495
                                                                  ------------
                   Total short-term investments                     65,040,596
                                                                  ------------
                   Total investments                               769,521,780
               Cash and receivables, less
                 liabilities -- 1.3% (A)<F2>                        10,306,696
                                                                  ------------
                   NET ASSETS                                     $779,828,476
                                                                  ------------
                                                                  ------------
                   Net Asset Value Per Share
                     ($0.0001 par value 100,000,000
                     shares authorized), offering
                     and redemption price
                     ($779,828,476 / 28,764,541
                     shares outstanding)                          $      27.11
                                                                  ------------
                                                                  ------------

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.